                                                                               .
                                                                               .
                                                                               .


                                                                    Exhibit 10.2

                                        2004 Bonus              2005 Base Salary
                                        ----------              ----------------
Stephen N. Joffe                          $200,000                    $600,000
     Chairman and Chief
     Executive Officer
Kevin M. Hassey                            107,500                     215,000
     President
Alan H. Buckey                             102,500                     205,000
     Executive Vice President/
     Finance and Chief
     Financial Officer
Craig P.R. Joffe                           100,000                     200,000
     Senior Vice President,
     General Counsel and
     Secretary